Exhibit 24

POWER OF ATTORNEY

Each of the undersigned directors of the Federal Home Loan Bank of Topeka does hereby appoint Patrick C. Doran and David S. Fisher, signing singly, his or her true and lawful attorneys-in-fact and agents, to sign for and on behalf of the undersigned the annual report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (Exchange Act) for the fiscal year ending December 31, 2012, to be filed with the Securities and Exchange Commission under the provisions of the Exchange Act, as amended, and any and all amendments to said Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have caused this Power of Attorney to be signed as of this 1st day of March, 2013.

/s/G. Bridger Cox__________________                 /s/Robert E. Caldwell, II_____________
G. Bridger Cox                                      Robert E. Caldwell, II
Chair                              Vice Chair

/s/Harley D. Bergmeyer_____________                                                                              /s/James R. Hamby_________________
Harley D. Bergmeyer                              James R. Hamby

/s/Thomas E. Henning______________                                                                               /s/Andrew C. Hove, Jr.______________
Thomas E. Henning                               Andrew C. Hove, Jr.

/s/Michael B. Jacobson_____________                                                                               /s/Jane C. Knight__________________
Michael B. Jacobson                                 Jane C. Knight

/s/Richard S. Masinton_____________                                                                                /s/Neil F.M. McKay________________
Richard S. Masinton                              Neil F.M. McKay

/s/L. Kent Needham_______________                                                                                /s/Mark J. O’Connor_______________
L. Kent Needham                         Mark J. O’Connor

/s/Thomas H. Olson, Jr.____________                                                                                 /s/Mark W. Schifferdecker__________
Thomas H. Olson, Jr.                          Mark W. Schifferdecker

/s/Bruce A. Schriefer______________
Bruce A. Schriefer